                                  Exhibit 24.1

                                POWER OF ATTORNEY


                  KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below, being a member of the Board of Directors of California Microwave, Inc. (the "Company"), hereby constitutes and appoints Frederick D. Lawrence and Kenneth J. Wees, and each of them, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities, to sign on his behalf the Company's Registration Statement on Form S-8 with respect to up to 300,000 shares of its common stock issuable under the Company's Employee Stock Purchase Plan, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith and with such Registration Statement, with the Securities and Exchange Commission, with the full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: August 20, 1998


/s/ Frederick D. Lawrence                    /s/ William B. Marx, Jr.
------------------------------               -----------------------------------
FREDERICK D. LAWRENCE                        WILLIAM B. MARX, JR.



/s/ Alfred M. Gray                           /s/ Terry W. Ward
------------------------------               -----------------------------------
ALFRED M. GRAY                               TERRY W. WARD



/s/ Arthur H. Hausman                        /s/ Fred W. Whitridge, Jr.
------------------------------               -----------------------------------
ARTHUR H. HAUSMAN                            FRED W. WHITRIDGE, JR.



/s/ George A. Joulwan
------------------------------
GEORGE A. JOULWAN

                                  Exhibit 24.1

                                POWER OF ATTORNEY


                  KNOW ALL PERSONS BY THESE PRESENTS, that Leslie G. Denend whose signature appears below, being a member of the Board of Directors of California Microwave, Inc. (the "Company"), hereby constitutes and appoints Frederick D. Lawrence and Kenneth J. Wees, and each of them, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities, to sign on his behalf the Company's Registration Statement on Form S-8 with respect to up to 300,000 shares of its common stock issuable under the Company's Employee Stock Purchase Plan, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith and with such Registration Statement, with the Securities and Exchange Commission, with the full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: September 14, 1998



/s/ Leslie G. Denend
------------------------------
Leslie G. Denend